Exhibit 10.1

AMENDMENT NO. 3
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 4, 2018, is entered into by and among TESLA 2014 WAREHOUSE SPV LLC, a Delaware limited liability company (the “Borrower”), TESLA FINANCE LLC, a Delaware limited liability company (“TFL”), the Lenders party hereto, the Group Agents party hereto, and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and is made in respect of the Amended and Restated Loan and Security Agreement, dated as of August 17, 2017, as amended on October 18, 2017, as further amended on March 23, 2018 (the “Loan Agreement”) among the Borrower, TFL, the Lenders party thereto, the Group Agents party thereto and the Administrative Agent.  Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement as amended hereby.

WHEREAS, the Borrower, the Lenders, the Group Agents and the Administrative Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Group Agents and the Administrative Agent agree as follows:

1.Amendments to Loan Agreement.  Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Interest Rate Hedge Trigger Event” in its entirety and inserting in lieu thereof a new definition of “Interest Rate Hedge Trigger Event” reading in its entirety as follows:

“‘Interest Rate Hedge Trigger Event’ shall mean the Eurodollar Rate is greater than 2.5% per annum for a period of five consecutive Business Days (measured at the close of each such Business Day).”

(b)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Required Aggregate Notional Principal Amount” by replacing the reference to “Section 6.01(m)” in clause (a) thereof with “Section 6.01(n)”.

(c)Section 6.01 of the Loan Agreement is hereby amended by amending clause (v) of subsection (n) thereof by replacing the reference to “Section 6.01(m)” with “Section 6.01(n)”.

2.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction or waiver of the following conditions precedent:

(a)the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment;

(b)no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.; and

(c)the Administrative Agent and each Group Agent shall have received such other documents, instruments and agreements as the Administrative Agent or such Group Agent may have reasonably requested.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants to the Administrative Agent, each Group Agent and each Lender as of the date hereof that:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)Upon the effectiveness of this Amendment, the Borrower hereby affirms that all representations and warranties made by it in Article IV of the Loan Agreement, as amended, are correct in all material respects on the date hereof as though made as of the effective date of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(c)As of the date hereof, no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.

4.Reference to and Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 1 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect until hereafter terminated in accordance with their respective terms, and the Loan Agreement and such documents, instruments and agreements are hereby ratified and confirmed.

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(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Costs and Expenses.  The Borrower agrees to pay all reasonable and actual costs, fees, and out‑of‑pocket expenses (including the reasonable attorneys’ fees, costs and expenses of Sidley Austin LLP, counsel to the Administrative Agent, the Group Agents and the Lenders) incurred by the Administrative Agent, each Group Agent and each Lender in connection with the preparation, review, execution and enforcement of this Amendment.

6.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile (transmitted by telecopier or by email) shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the date first above written.

TESLA 2014 WAREHOUSE SPV LLC,
as Borrower

By:	/s/ Yaron Klein
Name:	Yaron Klein
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Loan and Security Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent, as a Group Agent and as
a Committed Lender

By:	/s/ Kevin Fagan
Name:	Kevin Fagan
Title:	Vice President

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	Managing Director

Signature Page to Amendment No. 3 to Amended and Restated Loan and Security Agreement

CITIBANK, N.A.,
as a Group Agent and as a Committed Lender

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CAFCO, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CHARTA, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

Signature Page to Amendment No. 3 to Amended and Restated Loan and Security Agreement

CIESCO, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CRC FUNDING, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

Signature Page to Amendment No. 3 to Amended and Restated Loan and Security Agreement

BANK OF AMERICA, N.A.,
as a Group Agent and as a Committed Lender

By:	/s/ Rahra K. Macaltao
Name:	Rahra K. Macaltao
Title:	Director

Signature Page to Amendment No. 3 to Amended and Restated Loan and Security Agreement

ROYAL BANK OF CANADA,
as a Group Agent and as a Committed Lender

By:	/s/ Angela Nimoh-Etsiakoh
Name:	Angela Nimoh-Etsiakoh
Title:	Authorized Signatory

By:	/s/ Sofia Shields
Name:	Sofia Shields
Title:	Authorized Signatory

LAKESHORE TRUST,
as a Conduit Lender

By:	/s/ Nur Khan
Name:	Nur Khan
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Loan and Security Agreement

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Committed Lender

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

GIFS CAPITAL COMPANY LLC,
as a Conduit Lender

By:	/s/ Chris J. Murray
Name:	Chris J. Murray
Title:	Authorized Signer

Signature Page to Amendment No. 3 to Amended and Restated Loan and Security Agreement

BARCLAYS BANK PLC,
as a Group Agent

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

SALISBURY RECEIVABLES COMPANY LLC,
as a Conduit Lender

By: Barclays Bank PLC, as attorney-in-fact

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

Signature Page to Amendment No. 3 to Amended and Restated Loan and Security Agreement